FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT (the “Amendment”), dated June 24, 2015, is entered into by and among QUEST SOLUTION, INC., a Delaware corporation (“Parent”), QUEST MARKETING, INC., an Oregon corporation (“QMI”), BAR CODE SPECIALTIES, INC., a California corporation (“BCSI”; and together with QMI, individually, a “Borrower” and collectively, the “Borrowers”), and WELLS FARGO BANK, NATIONAL ASSOCIATION (the “Lender”).

RECITALS

WHEREAS, Parent, Borrowers and the Lender are parties to a Credit Agreement dated December 31, 2014 (as amended, restated or otherwise modified from time to time, the “Credit Agreement”);

NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in the Credit Agreement, the Loan Documents and this Amendment, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS

1.01. Incorporated Definitions. Initially capitalized terms used but not otherwise defined in this Amendment have the respective meanings set forth in the Credit Agreement, as amended hereby.

ARTICLE II

WAIVER OF DEFAULTS, LIMITED EXTENSION AND CONSENT

2.01. Waiver of Defaults. At the request of Borrowers, upon the terms and subject to the conditions set forth in this Amendment, the Lender hereby waives any Events of Default which have occurred and are outstanding as of the date of this Amendment. This waiver shall be effective only in this specific instance and for the specific purpose for which it is given, and this waiver of Events of Default shall not entitle the Loan Parties to any other or further waiver (whether as to specific Events of Default or general Events of Default) in any similar or other circumstances.

2.02. Limited Extension. The Loan Parties have requested that Lender permit a one-time extension for delivery of Loan Parties’ monthly financial statement for April 2015 and May 2015 to be delivered by June 26, 2015 and Lender is amendable to such extension. Therefore, Lender hereby extends the delivery date for the April 2015 and May 2015 financial statements otherwise due under Section 4.1 of the Credit Agreement to June 26, 2015. This is a one-time extension only. The willingness of Lender to extend the due date as set forth herein does not obligate Lender to or suggest that Lender will make any additional extensions of any of the obligations of the Loan Parties under Section 4.1 of the Credit Agreement or otherwise. Except as provided herein, the terms of Section 4.1 of the Credit Agreement remain in full force and effect.

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2.03. Limited Waiver of 4.3(a). Lender hereby agrees that, as of the date hereof, the Fixed Charge Coverage Ratio as set forth in Section 4.3(a) of the Credit Agreement will not be tested for any purpose other than determining whether Loan Parties may make principal payments on account of the Seller Subordinated Debt. This waiver shall not entitle the Loan Parties to any other or further waiver in any similar or other circumstances.

2.04. Limited Consent. The Loan Parties have requested Lender consent to a onetime principal payment under the Seller Subordinated Debt and Lender hereby provides its consent so long as the following terms and conditions are fulfilled to Lender’s satisfaction:

(a) the aggregate amount of the one-time principal payment is no greater than $1,200,000;

(b) said payment is made on or before June 30, 2015;

(c) Excess Availability is at least $1,000,000, without taking into consideration up to $500,000 of Reserves at Lender’s discretion, for each of the (i) 30 days before giving effect to such payment and (ii) 30 days after giving effect to such payment; and

(d) delivery to Lender, of which delivery is to Lender’s satisfaction, evidence of compliance with the above conditions, within 5 days prior to making such payment.

ARTICLE III

NEW AND AMENDED DEFINITIONS

3.01. New Definitions. The following new definitions are hereby added to Section 7.1 of the Credit Agreement in alphabetical order to read in their entirety as follows:

“Agreement” means this Agreement (as defined in the preamble hereto) together with any amendments, restatements or modifications hereto.

“First Amendment” means that certain First Amendment to the Agreement dated as of June 24, 2015.

“Free Cash Flow” means as of any measurement date, on a year-to-date basis, the sum of (i) EBITDA, minus (ii) Capital Expenditures, minus (iii) Fixed Charges, plus (iv) Subordinated Debt incurred or equity raised during the applicable period, plus (v) the Subordinated Debt Payment Reserve.

“Subordinated Debt Payment Reserve” means the Reserve implemented for the making of principal payments under the Seller Subordinated Debt, in an aggregate amount of $1,200,000 ($600,000 of such Reserve was established by Lender prior to the execution of the First Amendment).

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3.02. Amended Definitions. The following definition in Schedule 1.1 of the Credit Agreement is hereby amended and restated in their entirety to read as follows:

“EBITDA” means, with respect to any fiscal period, the net income (or loss), of Borrowers, minus extraordinary gains, interest income, non-operating income and income tax benefits and decreases in any change in LIFO reserves, plus non-cash extraordinary losses, non-cash stock based compensation or expenses paid with stock, deferred net revenues from service warranty contracts, interest expense, income taxes, depreciation and amortization and increases in any change in LIFO reserves for such period, in each case, determined in accordance with GAAP.

ARTICLE IV

AMENDMENTS

4.01. Amendment to Section 1.1(a). Clause (i)(C) in Section 1.1(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(C) all Reserves and all Subordinated Debt Reserves, less”

4.02. Amendment to Section 4.3. Section 4.3 of the Credit Agreement is hereby amended by inserting a new clause (c) to Section 4.3 at the end thereof which shall read as follows:

“(c) FREE CASH FLOW. Loan Parties shall maintain a Free Cash Flow measured monthly as of the last day of each month, on a year-to-date basis, in an amount no greater than the amounts set forth below opposite each measurement date:

Measurement Date	Minimum Free Cash Flow
May 31, 2015	$700,000
June 30, 2015	$300,000
July 31, 2015	$300,000
August 31, 2015	$300,000
September 30, 2015	$600,000
October 31, 2015	$400,000
November 30, 2015	$400,000
December 31, 2015	$600,000	”

Borrowers’ shall cooperate with Lender in good faith to establish Free Cash Flow covenant levels for measurement dates after December 31, 2015. Failure to establish such covenant levels by no later than January 31, 2016 shall constitute an Event of Default hereunder.

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4.03. Amendment to Section 6.1(i). Section 6.1(i) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(i) Any Loan Party makes any payment on any Indebtedness which is subject to a subordination agreement in favor of Lender, in violation of such subordination agreement or any other Loan Document.”

ARTICLE V

AMENDMENT FEE

5.01. Amendment Fee. Borrowers hereby agree to pay to Lender, an amendment fee in the amount of $50,000 (the “Amendment Fee”), which fee is fully earned as of the date of this Amendment and non-refundable for any reason. The Amendment Fee shall be paid in two (2) separate but equal amounts as follows: (i) $25,000 on the execution of the First Amendment and (ii) $25,000 on the earlier of (x) the termination of the Credit Agreement and (y) December 15, 2015; provided that the second payment shall be waived if, as of the determination date of December 15, 2015, the interest paid on the Advances during calendar year 2015 is in an amount greater than $100,000.

ARTICLE VI

CONDITIONS PRECEDENT

6.01. Conditions Precedent. This Amendment shall not be binding upon Lender until each of the following conditions precedent has been satisfied in form and substance satisfactory to Lender:

(a) Representations and Warranties. The representations and warranties contained herein and in the Credit Agreement, as amended hereby, shall be true and correct in all material respects as of the date hereof as if made on the date hereof, except for such representations and warranties limited by their terms to a specific date, in which case each such representation and warranty shall be true and correct as of such specific date;

(b) No Default. After giving effect to this Amendment, no Defaults or Event of Default shall have occurred and be continuing;

(c) Executed Documents. Loan Parties shall have delivered to Lender an executed original of (i) this Amendment; (ii) the Subordination Agreement by Scot Ross for the benefit of Lender; (iii) the Subordination Agreement by Tom Miller for the benefit of Lender; and (iv) the Subordination Agreement by David Marin for the benefit of Lender.

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(d) Equity Documents. Loan Parties shall have delivered to Lender copies of all documents entered into by Loan Parties after the Closing Date in relation to equity and capital raises, of which are in form and substance satisfactory to Lender.

(e) Legal and other Fees. Loan Parties shall have paid to Lender (i) the first payment of the Amendment Fee and (ii) reasonable attorneys’ fees and costs in connection with the documentation, execution and closing of this Amendment; and

(f) Other. Lender shall have received such other documents, certificates, corporate resolutions, pledges and information that Lender shall require, including without limitation, any consents, that Lender shall reasonably require and all proceedings taken in connection with the transactions each in form and substance satisfactory to Lender.

ARTICLE VII

MISCELLANEOUS

7.01. Representations and Warranties. To induce Lender to enter into this Amendment, Loan Parties represent and warrant to Lender as of the date hereof as follows:

(a) This Amendment has been duly executed and delivered by Loan Parties, constitutes a legal and valid binding obligation of Loan Parties, enforceable against Loan Parties in accordance with its terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, moratorium or similar laws affecting creditors’ rights generally, and has been duly authorized by all necessary corporate action.

(b) The representations and warranties contained in the Credit Agreement are, after giving effect to this Amendment, true and correct in all material respects except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case each such representation and warranty is true and correct as of such specific date, after giving effect to this Amendment, and no Default or Event of Default has occurred and is continuing.

7.02. Reaffirmation. Except as specifically modified by this Amendment, the Credit Agreement and the other Loan Documents remain in full force and effect in accordance with their respective terms and are hereby ratified, reaffirmed and confirmed by Loan Parties.

7.03. Events of Default. Any failure to comply with the terms and conditions of this Amendment will constitute an Event of Default under the Credit Agreement.

7.04. Counterparts; Facsimile Signatures. This Amendment may be executed in any number of and by different parties hereto on separate counterparts, all of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile or other electronic document (i.e., pdf) transmission shall be deemed to be an original signature hereto.

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7.05. Governing Law. This Amendment is a Loan Document and shall be determined under, governed by, and construed in accordance with the laws of the State of California without regard to the conflicts of laws principles thereof.

7.06. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of Loan Parties and Lender, and all future holders of the Obligations and their respective successors and assigns, except that Loan Parties may not assign or transfer any of its rights or obligations under this Amendment without the prior written consent of Lender.

7.07. Attorneys’ Fees; Costs. Loan Parties agrees to pay, on demand, all reasonable attorneys’ fees and costs incurred in connection with the negotiation, documentation and execution of this Amendment. If any legal action or proceeding shall be commenced at any time by any party to this Amendment in connection with its interpretation or enforcement, the prevailing party or parties in such action or proceeding shall be entitled to reimbursement of its reasonable attorneys’ fees and costs in connection therewith, in addition to all other relief to which the prevailing party or parties may be entitled.

7.08. Jury Trial Waiver/Arbitration. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AMENDMENT, THE CREDIT AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO IN RESPECT OF THIS AMENDMENT, THE CREDIT AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE. Without limiting the applicability of any other provision of this Amendment, the terms of Section 7.16 and Section 7.17 of the Credit Agreement shall apply to this Amendment.

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IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first written above.

LOAN PARTIES:	QUEST SOLUTION, INC.,
a Delaware corporation, as Parent

	By:	/s/ Scot Ross
	Name:	Scot Ross
	Title:	Chief Financial Officer

QUEST MARKETING, INC.,
an Oregon corporation, as Borrower

	By:	/s/ Scot Ross
	Name:	Scot Ross
	Title:	Chief Financial Officer

BAR CODE SPECIALTIES, INC.,
a California corporation, as Borrower

	By:	/s/ Scot Ross
	Name:	Scot Ross
	Title:	Chief Financial Officer

FIRST AMENDMENT TO CREDIT AGREEMENT

LENDER:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Robert Mostert
Name:	Robert Mostert
Title:	Authorized Signatory

FIRST AMENDMENT TO CREDIT AGREEMENT

ACKNOWLEDGMENT AND AGREEMENT OF SUBORDINATED CREDITORS

The undersigned, each a subordinated creditor of QUEST SOLUTION, INC., a Delaware corporation (“Parent”), QUEST MARKETING, INC., an Oregon corporation (“QMI”), BAR CODE SPECIALTIES, INC., a California corporation (“BCSI”; and together with QMI, individually, a “Borrower” and collectively, the “Borrowers”), to Wells Fargo Bank, National Association (“Lender”), pursuant to separate Subordination Agreements dated December 31, 2014,(the “Subordination Agreement”), hereby (i) acknowledges receipt of the foregoing Amendment; (ii) reaffirms all obligations to Lender pursuant to the terms of the Subordination Agreement; (iii) acknowledges that Lender may amend, restate, extend, renew or otherwise modify the Loan Documents and any indebtedness or agreement of the Borrowers, or enter into any agreement or extend additional or other credit accommodations, without notifying or obtaining the consent of the undersigned and without impairing the obligations of the undersigned under the Subordination Agreement.

SUBORDINATED CREDITORS:	DAVID MARIN

	By:	/s/ David Marin
	Name:	David Marin

GEORGE ZICMAN

	By:	/s/ George Zicman
	Name:	George Zicman

KURT THOMET

	By:	/s/ Kurt Thomet
	Name:	Kurt Thomet

FIRST AMENDMENT TO CREDIT AGREEMENT

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